EXHIBIT 32

TRESTLE HOLDINGS, INC.

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Trestle Holdings, Inc. (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the period ended June 30 ,2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), to the best of the undersigned’s knowledge that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 9, 2006

/s/ MAURIZIO VECCHIONE
Chief Executive Officer

August 9, 2006

/s/ BARRY HALL
Chief Financial Officer